MET INVESTORS SERIES TRUST

           STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO
                          MFS MID CAP GROWTH PORTFOLIO

              Supplement dated November 18, 2002 to Prospectuses dated May 1, 2002 and July 15, 2002


State Street Research Concentrated International Portfolio

         Effective December 31, 2002, State Street Research & Management Company ("State Street Research") resigned as Adviser to the Portfolio. The resignation was the result of the Adviser's decision to not manage any international portfolios in the future.

         On November 13, 2002, the Board of Trustees of Met Investors Series Trust (the "Trust") approved a new Investment Advisory Agreement (the "Agreement") with respect to the Portfolio between the Manager and Harris Associates L.P. ("Harris"). The Agreement is not subject to shareholder approval and will become effective on January 1, 2003. The Management Agreement between the Trust and the Manager relating to the Portfolio will remain in effect and fees payable thereunder to the Manager will not change.

         Under the Agreement, Harris will become the Adviser to the Portfolio, succeeding State Street Research, and will become responsible for the day-to-day management of the Portfolio's investment operations under the oversight of the Manager. Accordingly, the name of the Portfolio will be changed to the "Harris Oakmark International Portfolio" at the time the Agreement takes effect. Harris' address is Two North Lasalle Street, Suite 500, Chicago, Illinois 60602-3790.

         The transition from State Street Research to Harris as Adviser of the Portfolio will involve certain portfolio transaction costs as Harris restructures the Portfolio to reflect a change in the Portfolio's investment strategy, as described below. It is impossible to estimate with certainty what the amount of these transaction costs will be, but it is currently not expected to be significant.

         Harris plans to manage the Portfolio using a somewhat different investment style than State Street Research uses. Under Harris' management, the Portfolio will invest in both mature and less developed markets. Ordinarily, the Portfolio will invest in the common stocks of issuers located in at least five countries outside the U.S. There will be no geographic limits on the Portfolio's foreign investments, but it is not anticipated that the Portfolio will invest more than 35% of its assets in securities of companies based in emerging markets. The Portfolio may invest in the equity securities of companies of any market capitalization.

         Unlike State Street Research which applies elements of growth investing and value investing to international markets, Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value" Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve the Portfolio's investment objective. Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

         The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could concentrate its investments in a smaller number of companies than many other funds. State Street Research generally expects to invest in approximately 25 to 35 companies while Harris expects to invest in 30 to 60 companies. Although Harris expects the Portfolio to operate as a diversified investment company, the Portfolio will retain its "non-diversified" classification to give Harris the flexibility to pursue a more selective investment strategy.

     David G. Herro, C.F.A. and Michael J. Welsh, C.F.A. will manage the Portfolio. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Mr. Welsh joined Harris as an international analyst in 1992.

         The Portfolio commenced operations on October 9, 2001. As a result it does not have a significant operating history. The Harris Oakmark International Portfolio and the Oakmark International Fund, which is also advised by Harris, have substantially similar investment objectives, policies and strategies. In order to provide you with information regarding the investment capabilities of Harris, performance information regarding the Oakmark International Fund is presented. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Oakmark International Fund and the Portfolio will vary.

         The table below compares the Oakmark International Fund's average annual compounded total returns for the 1- and 5- year periods and since inception on 6/30/92 through 12/31/01 with the Morgan Stanley Capital International World ex U.S. Index, an unmanaged index which includes countries throughout the world, excluding the U.S. and Canada, in proportion to world stock market capitalization. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

------------------------------- ------------------------------------------------
                                        Average Annual Return as of 12/31/01
                                    1 Year          5 Year       Since Inception
                                    ------          ------       ---------------
Oakmark International Fund -
Class I shares
                                    -5.13%           7.42%              11.69%
MSCI World ex U.S. Index
                                   -21.40%           1.13%              6.04%

------------------------------- --------------- ---------------- ---------------

MFS Mid Cap Growth Portfolio

         Effective January 1, 2003, the Manager terminated MFS Financial Services Company ("MFS") as the Adviser to the Portfolio.

         On November 13, 2002, the Board of Trustees of Met Investors Series Trust (the "Trust") approved a new Investment Advisory Agreement with respect to the Portfolio between the Manager and T. Rowe Price Associates, Inc. ("T. Rowe Price"). The Investment Advisory Agreement is not subject to shareholder approval and will become effective on January 1, 2003. The Management Agreement between the Trust and the Manager relating to the Portfolio is being amended, subject to shareholder approval at a special meeting of shareholders to be held on December 30, 2002, to increase the fee paid to the Manager to 0.75% of the Portfolio's assets to cover the increased fees paid by the Manager to T. Rowe Price.

         Under the Investment Advisory Agreement, T. Rowe Price will become the Adviser to the Portfolio, succeeding MFS, and will become responsible for the day-to-day management of the Portfolio's investment operations under the oversight of the Manager. Accordingly, the name of the Portfolio will be changed to the "T. Rowe Price Mid-Cap Growth Portfolio" at the time the Agreement takes effect. T. Rowe Price's address is 100 E. Pratt Street, Baltimore, Maryland 21202.

         The transition from MFS to T. Rowe Price as Adviser of the Portfolio will involve certain portfolio transaction costs as T. Rowe Price restructures the Portfolio to reflect a change in the Portfolio's investment strategy, as described below. It is impossible to estimate with certainty what the amount of these transaction costs will be, but it is currently not expected to be significant.

         T. Rowe Price plans to manage the Portfolio using a somewhat different investment style than MFS uses. Under T. Rowe Price, the Portfolio will invest at least 80% of net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the Adviser expects to grow at a faster rate than the average company. T. Rowe Price defines mid-cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index.

         In selecting investments, the Adviser generally favor companies that:

o        have proven products or services;

o        have a record of above-average earnings growth;

o        have demonstrated potential to sustain earnings growth;

o        operate in industries experiencing increasing demand; or

o        have stock prices that appear to undervalue their growth prospects.

         In pursing its investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

         While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with the Portfolio's objectives.

         The Portfolio is classified as a "non-diversified" company under the Investment Company Act of 1940, as amended, which means that it could concentrate its investments in a smaller number of companies than many other funds. However, MFS invested in numerous companies and T. Rowe Price also expects to invest in numerous companies. Although T. Rowe Price expects the Portfolio to operate as a diversified investment company, the Portfolio will retain its "non-diversified" classification to give T. Rowe Price the flexibility to pursue a more selective investment strategy.

         The Portfolio commenced operations on February 12, 2001. As a result it does not have a significant operating history. The Portfolio and the T. Rowe Price Mid-Cap Growth Fund, which is also advised by T. Rowe Price, have substantially similar investment objectives, policies and strategies. In order to provide you with information regarding the investment capabilities of T. Rowe Price, performance information regarding the T. Rowe Price Mid-Cap Growth Fund is presented. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of T. Rowe Price Mid-Cap Growth Fund and the Portfolio will vary.

         The investment management decisions for the Portfolio are made by an Investment Advisory Committee. Brian W.H. Berghuis acts as Chairman of this Committee. The committee chairman has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolio's investment program. Mr. Berghuis has been chairman of the T. Rowe Price Mid-Cap Growth Fund's committee since 1992. He joined T. Rowe Price in 1985 and has been managing investment since 1988.

         The table below compares the T. Rowe Price Mid-Cap Growth Fund's average annual compounded total returns for the 1- and 5- year periods and since inception on 6/30/92 through 12/31/01 with the S&P Midcap 400 Index and the Russell Midcap Growth Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.



------------------------------- ------------------------------------------------
                                        Average Annual Return as of 12/31/01
                                    1 Year           5 Year      Since Inception
                                    ------           ------      ---------------
T. Rowe Price Mid-Cap Growth
Fund                                -0.98%           13.71%            19.12%
S&P Midcap 400 Index
                                    -0.60%           16.11%            16.31%

Russell Midcap Growth Index
                                    -20.15%           9.02%            12.65%

------------------------------- ---------------- ---------------- --------------

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     The Trust has been informed that MetLife (as defined in the Prospectus) may temporarily continue to refer to the "MFS Mid Cap Growth Portfolio" and/or the "State Street Research Concentrated International Portfolio" in their forms and communications with Contract owners and prospective Contract owners until they are able to revise such documents.


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